Exhibit 99.1

Jeff Hansen

Investor Relations

Marriott Vacations Worldwide Corporation

407.206.6149

Jeff.Hansen@mvwc.com

Ed Kinney

Corporate Communications

Marriott Vacations Worldwide Corporation

407.206.6278

Ed.Kinney@mvwc.com

Marriott Vacations Worldwide Reports Second Quarter 2012 Financial Results

ORLANDO, Fla. – July 26, 2012 – Today, Marriott Vacations Worldwide Corporation (NYSE: VAC), the leading global pure-play vacation ownership company, reported second quarter 2012 financial results and updated the company’s full-year outlook for 2012 based upon continued positive trends in its key North America segment.

Second Quarter 2012 highlights include:

•

Adjusted EBITDA, as adjusted for organizational and separation related costs and other charges, totaled $28 million, a 27 percent increase from the second quarter of 2011, on an adjusted pro forma basis.

•	North America segment contract sales increased 10 percent to $141 million; volume per guest (VPG) increased 14 percent year-over-year to $2,968.

•

Adjusted development margin increased to 12.8 percent in the second quarter of 2012 from 5.9 percent in the second quarter of 2011; North America adjusted development margin increased to 17.3 percent from 9.1 percent in the second quarter of 2011.

•

On June 28, 2012, subsequent to the end of the second quarter, the company completed its first securitization of vacation ownership notes receivable as an independent public company securitizing $250 million of notes at a weighted average interest rate of 2.625 percent and a 95 percent advance rate.

•	Adjusted fully diluted earnings per share (EPS) in the second quarter was $0.33.

Second quarter 2012 reported net income totaled $8 million, or $0.24 per diluted share, compared to reported net income of $16 million in the second quarter of 2011. Second quarter 2012 adjusted net income totaled $11 million, a $7 million increase from $4 million of adjusted net income on a pro forma basis in the second quarter of 2011. Reported development margin increased to 11.2 percent in the second quarter of 2012 from 5.9 percent in the prior year quarter. Second quarter 2012 adjusted results exclude $5 million of pre-tax adjustments comprised of $5 million of organizational and separation related costs and $2 million for claims asserted related to a Luxury segment project, offset by $2 million from the reversal of a previously recorded impairment related to an equity investment in a Luxury segment joint venture project. Second quarter 2011 adjusted results include $18 million of pre-tax pro forma adjustments to reflect the company’s position as if it were a standalone, public company since the beginning of 2011 rather than from the actual spin-off date in November 2011, and exclude $1 million of severance costs. In addition, adjusted development margin is adjusted for the impact of revenue reportability.

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Marriott Vacations Worldwide Reports Second Quarter 2012 Financial Results / 2

Non-GAAP financial measures, such as Adjusted EBITDA (earnings before interest expense, taxes, depreciation and amortization) as adjusted, Adjusted EBITDA on an adjusted pro forma basis, adjusted net income, adjusted net income on a pro forma basis, and adjusted development margin are reconciled in the Press Release Schedules that follow. Adjustments are shown on schedule A-1 and described in further detail on schedule A-18.

“We generated solid results during the second quarter, with continued strength in our key North America segment again this quarter. Year-over-year and sequential quarter growth in both North America VPG and contract sales underscores the success of our marketing and sales strategy and the continued customer appeal of our Marriott Vacation Club Destinations program.

“Building on the first quarter’s strong performance, we continued to improve our margin from the sale of vacation ownership products, which we refer to as development margin. Margin expansion remains a key strategic initiative and we remain on track to achieve our 2012 target of over 12 percent,” said Stephen P. Weisz, president and chief executive officer. “Additionally, I am happy to report we completed our first notes receivable securitization as an independent public company subsequent to the end of the second quarter of 2012. With a 95 percent advance rate and a weighted average interest rate of 2.625 percent, this was one of the strongest notes receivable securitizations in our history, demonstrating the quality of our underlying vacation ownership notes receivable and our continued ability to generate significant cash flow through our financing arm.”

Weisz concluded, “We are executing well on our strategies, even in the face of an unstable global economy. With continued momentum in contract sales growth and development margin expansion, we remain confident in the outlook for 2012 and continue to believe that we will be at the higher end of the 2012 adjusted EBITDA guidance range. In addition, based upon stronger cash flows from our financing business, including favorable terms from our successful notes receivable securitization, as well as other positive cash flow trends, we are raising our adjusted free cash flow guidance for 2012 to $130 million to $145 million from $85 million to $100 million.”

Second Quarter 2012 Results

For the second quarter, which ended June 15, 2012, total revenues were $383 million, including $79 million in cost reimbursements. Total revenues increased $3 million from the second quarter of 2011 reflecting higher rental revenues, resort management and other services revenues, and cost reimbursements. These increases were partially offset by lower revenue from the sale of vacation ownership products and lower financing revenues from lower interest income on a declining notes receivable portfolio.

Total contract sales were $168 million, a 3 percent increase from $163 million in contract sales in the second quarter of 2011, driven by a 10 percent increase in contract sales in the North America segment, partially offset by lower contract sales in the Europe, Luxury and Asia Pacific segments.

Development margin as reported was $16 million, $6 million higher than the second quarter of 2011, driven by reductions in both the cost of vacation ownership products sold and more efficient marketing and sales spending, partially offset by the impact of lower contract sales in the Europe, Luxury and Asia

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Marriott Vacations Worldwide Reports Second Quarter 2012 Financial Results / 3

Pacific segments, as well as the impact to the prior year quarter of a true-up to the notes receivable reserve in the Luxury segment. Reported development margin increased 530 basis points to 11.2 percent in the second quarter of 2012 from 5.9 percent in the prior year quarter. Excluding the impacts of revenue reportability, primarily in the North America segment, and other charges, adjusted development margin increased 690 basis points to 12.8 percent in the second quarter of 2012 from 5.9 percent in the second quarter of 2011. The impact of revenue reportability and other charges is illustrated on schedules A-12 through A-15 attached.

Rental revenues totaled $54 million, a 17 percent increase from the second quarter of 2011, reflecting higher demand for rental inventory. Transient keys rented increased 11 percent on a company-wide basis, as additional available keys to rent were 5 percent higher because more Owners elected to exchange their Marriott Vacation Club Destination points for alternative usage options. Combined with $2 million of higher revenues from Plus Points, one time use points provided as incentives, and $1 million of lower maintenance fees on unsold inventory, the company generated $2 million of rental revenue net of expenses, a $3 million increase from the second quarter of 2011.

Resort management and other services revenues totaled $62 million, a 9 percent increase over the second quarter of 2011, reflecting higher management fees, higher fees in connection with the company’s Marriott Vacation Club Destinations program, and higher ancillary revenues from food and beverage and golf operations. The company generated $13 million of resort management and other services revenues, net of expenses, a $3 million increase from the second quarter of 2011.

Adjusted EBITDA, as adjusted for organizational and separation related costs and claims asserted related to a Luxury segment project, was $28 million in the second quarter of 2012, an increase of $6 million from Adjusted EBITDA on a pro forma basis of $22 million in the second quarter of 2011. Second quarter 2012 reported net income totaled $8 million compared to reported net income of $16 million in the second quarter of 2011.

Segment Results

North America

Total North America contract sales increased $13 million, or 10 percent, to $141 million. VPG increased 14 percent to $2,968 in the second quarter of 2012 from $2,607 in the second quarter of 2011, driven by higher closing efficiency and pricing.

Revenue from the sale of vacation ownership products increased $5 million to $122 million in the second quarter, driven mainly by the $13 million increase in contract sales, partially offset by $9 million of unfavorable year-over-year revenue reportability. The $9 million of revenue reportability included $3 million of favorable revenue reportability in the second quarter of 2011 compared to $6 million of unfavorable revenue reportability in the current year quarter resulting from certain financed sales not having met the downpayment requirement for revenue recognition purposes by the end of the quarter. Reported development margin increased 600 basis points to 15.4 percent in the second quarter of 2012 as compared to 9.4 percent in the prior year quarter. Excluding the impact of revenue reportability and other charges, adjusted development margin increased 820 basis points to 17.3 percent in the second quarter of 2012 from 9.1 percent in the second quarter of 2011. The impact of revenue reportability is illustrated on schedules A-14 through A-15 attached.

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Marriott Vacations Worldwide Reports Second Quarter 2012 Financial Results / 4

Second quarter 2012 North America segment results increased $5 million to $71 million from $66 million in adjusted segment results on a pro forma basis in the second quarter of 2011. The increase was driven by $5 million of higher development margin, $2 million of higher rental revenues net of expenses, and $2 million of higher resort management and other services revenues net of expenses. These increases were partially offset by $4 million of lower financing revenues net of expenses from a declining notes receivable portfolio. North America segment reported financial results increased $4 million year-over-year to $71 million in the second quarter of 2012.

Asia Pacific

Asia Pacific contract sales declined $1 million to $15 million. Total revenues declined $1 million to $21 million, primarily reflecting lower revenues from the sale of vacation ownership products. Second quarter 2012 segment results increased $4 million year-over-year to $1 million, driven by $4 million of higher sale of vacation ownership products net of expenses. These results reflected lower cost of vacation ownership products sold as well as improvements in marketing and sales costs, partially offset by the decrease in revenue from lower contract sales.

Luxury and Europe

As inventory in the Luxury and Europe segments continues to decline, consistent with the strategy previously stated for these segments, second quarter 2012 gross contract sales declined $7 million to $12 million. As a result, adjusted segment results for Luxury and Europe declined $3 million to a loss of $3 million in the second quarter of 2012. Luxury and Europe combined segment reported financial results declined $2 million to a loss of $2 million in the second quarter of 2012.

Balance Sheet and Liquidity

On June 15, 2012, cash and cash equivalents totaled $83 million. During the 2012 second quarter, real estate inventory balances declined $25 million to $901 million, including $471 million of finished goods, $119 million of work-in-process and $311 million of land and infrastructure. The company had $714 million in corporate level debt outstanding at quarter-end, a decline of $136 million from year-end 2011, including $608 million in non-recourse securitized notes payable and $103 million drawn on its $300 million warehouse credit facility, which was repaid subsequent to the end of the second quarter with proceeds from the company’s securitization of $250 million of vacation ownership notes receivable. The company had $195 million in available capacity under its revolving credit facility after taking into account letters of credit.

On June 28, 2012, subsequent to the end of the second quarter, the company completed its first securitization of vacation ownership loans as an independent public company, securitizing $250 million of vacation ownership notes receivable at a weighted average interest rate of 2.625 percent and an advance rate of 95 percent. This transaction generated approximately $238 million of gross cash proceeds. Net cash proceeds to the company after transaction costs, cash reserves and repayment of amounts outstanding under the company’s warehouse credit facility were $132 million, which are available for general corporate purposes.

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Marriott Vacations Worldwide Reports Second Quarter 2012 Financial Results / 5

Outlook

For the full year 2012, the company is increasing its adjusted free cash flow guidance to reflect the favorable terms of the notes receivable securitization, the impact of lower financing propensity which results in a higher percentage of cash sales as compared to financed sales of vacation ownership products, as well as reduced real estate inventory needs.

	Current Guidance	Previous Guidance
Adjusted free cash flow	$130 million to $145 million	$85 million to $100 million

The company is also reaffirming the following guidance for full year 2012 previously provided on March 15, 2012:

•	Total gross contract sales growth of 4 percent to 8 percent

•	Adjusted EBITDA as adjusted of $115 million to $125 million

•	Adjusted net income of $37 million to $43 million

•	Adjusted fully diluted earnings per share of $1.03 to $1.17

See schedule A-19 for a reconciliation of adjusted EBITDA, adjusted free cash flow and other non-GAAP financial measures.

Second Quarter 2012 Earnings Conference Call

The Company will hold a conference call at 10:00 AM EDT today to discuss these results. Participants may access the call by dialing (877) 941-6009 or (480) 629-9819 for international callers. A live webcast of the call will also be available in the Investor Relations section of the Company’s website at www.marriottvacationsworldwide.com.

An audio replay of the conference call will be available for seven days and can be accessed at (800) 406-7325 or (303) 590-3030 for international callers. The replay passcode is 4549049. The webcast will also be available on the Company’s website for 90 days following the call.

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About Marriott Vacations Worldwide Corporation

Marriott Vacations Worldwide Corporation is the leading global pure-play vacation ownership company. Through a spin-off in late 2011, Marriott Vacations Worldwide was established as a separate, public company focusing primarily on vacation ownership experiences. Since entering the industry in 1984 as

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Marriott Vacations Worldwide Reports Second Quarter 2012 Financial Results / 6

part of Marriott International, Inc., the company earned its position as a leader and innovator in vacation ownership products. The company preserves high standards of excellence in serving its customers, investors and associates while maintaining a long-term relationship with Marriott International. Marriott Vacations Worldwide offers a diverse portfolio of quality products, programs and management expertise with more than 60 resorts and more than 420,000 Owners and Members. Its brands include: Marriott Vacation Club, The Ritz-Carlton Destination Club and Grand Residences by Marriott. For more information, please visit www.marriottvacationsworldwide.com.

Note on forward-looking statements: This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about earnings trends, estimates, and assumptions, and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including volatility in the economy and the credit markets, supply and demand changes for vacation ownership and residential products, competitive conditions; the availability of capital to finance growth, and other matters referred to under the heading “Risk Factors” contained in our Annual Report on 10-K for the year ended December 30, 2011 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this presentation. These statements are made as of July 26, 2012 and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Press Release Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION

PRESS RELEASE SCHEDULES

QUARTER 2, 2012

TABLE OF CONTENTS

Consolidated Statements of Operations - 12 Weeks Ended June 15, 2012 and June 17, 2011	A-1
Consolidated Statements of Operations - 24 Weeks Ended June 15, 2012 and June 17, 2011	A-2
North America Segment Financial Results - 12 Weeks Ended June 15, 2012 and June 17, 2011	A-3
North America Segment Financial Results - 24 Weeks Ended June 15, 2012 and June 17, 2011	A-4
Luxury Segment Financial Results - 12 Weeks Ended June 15, 2012 and June 17, 2011	A-5
Luxury Segment Financial Results - 24 Weeks Ended June 15, 2012 and June 17, 2011	A-6
Europe Segment Financial Results - 12 Weeks Ended June 15, 2012 and June 17, 2011	A-7
Europe Segment Financial Results - 24 Weeks Ended June 15, 2012 and June 17, 2011	A-8
Asia Pacific Segment Financial Results - 12 Weeks Ended June 15, 2012 and June 17, 2011	A-9
Asia Pacific Segment Financial Results - 24 Weeks Ended June 15, 2012 and June 17, 2011	A-10
Corporate and Other Financial Results - 12 Weeks and 24 Weeks Ended June 15, 2012 and June 17, 2011	A-11

Consolidated Gross Company-Owned Contract Sales to Sale of Vacation Ownership Products and Consolidated Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) - 12 Weeks Ended June 15, 2012 and June 17, 2011

A-12

Consolidated Gross Company-Owned Contract Sales to Sale of Vacation Ownership Products and Consolidated Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) - 24 Weeks Ended June 15, 2012 and June 17, 2011

A-13

North America Gross Company-Owned Contract Sales to Sale of Vacation Ownership Products and North America Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) - 12 Weeks Ended June 15, 2012 and June 17, 2011

A-14

North America Gross Company-Owned Contract Sales to Sale of Vacation Ownership Products and North America Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) - 24 Weeks Ended June 15, 2012 and June 17, 2011

A-15
EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA - 12 Weeks and 24 Weeks Ended June 15, 2012 and June 17, 2011	A-16
EBITDA, Adjusted EBITDA and Adjusted Free Cash Flow - 2012 Outlook	A-17
Non-GAAP Financial Measures	A-18
Interim Consolidated Balance Sheets	A-20
Interim Consolidated Statements of Cash Flows	A-21

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

12 Weeks Ended June 15, 2012 and June 17, 2011

(In millions, except per share amounts)

	As Reported 12 Weeks Ended June 15, 2012	Other Charges	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$145	$—	$145	$152	$—	$—	$152
Resort management and other services	62	—	62	57	—	—	57
Financing	35	—	35	39	—	—	39
Rental	54	—	54	46	—	—	46
Other	8	—	8	9	—	—	9
Cost reimbursements	79	—	79	77	—	—	77

Total revenues	383	—	383	380	—	—	380

Expenses
Cost of vacation ownership products	51	—	51	61	—	—	61
Marketing and sales	78	(1)	77	81	(1)	—	80
Resort management and other services	49	—	49	47	—	—	47
Financing	7	—	7	7	—	—	7
Rental	52	—	52	47	—	—	47
Other	3	—	3	3	—	—	3
General and administrative	26	(6)	20	19	—	—	19
Interest	14	—	14	10	—	3	13
Royalty fee	14	—	14	—	—	15	15
Cost reimbursements	79	—	79	77	—	—	77

Total expenses	373	(7)	366	352	(1)	18	369

Impairment reversals on equity investment	2	(2)	—	—	—	—	—

Income before income taxes	12	5	17	28	1	(18)	11
Provision for income taxes	(4)	(2)	(6)	(12)	—	5	(7)

Net income	$8	$3	$11	$16	$1	$(13)	$4

Earnings per share - Basic	$0.25		$0.35

Earnings per share - Diluted	$0.24		$0.33

Basic Shares	34.3		34.3
Diluted Shares	36.1		36.1

	As Reported 12 Weeks Ended June 15, 2012			As Reported 12 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$168			$159
Residential products	—			2

Total company-owned contract sales	168			161

Joint Venture
Vacation ownership	—			2

Total joint venture contract sales	—			2

Total contract sales	$168			$163

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

24 Weeks Ended June 15, 2012 and June 17, 2011

(In millions, except per share amounts)

	As Reported 24 Weeks Ended June 15, 2012	Other Charges	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 24 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$279	$—	$279	$295	$—	$—	$295
Resort management and other services	116	—	116	108	—	—	108
Financing	71	—	71	80	—	—	80
Rental	110	—	110	95	—	—	95
Other	14	—	14	15	—	—	15
Cost reimbursements	165	—	165	158	—	—	158

Total revenues	755	—	755	751	—	—	751

Expenses
Cost of vacation ownership products	99	—	99	116	(1)	—	115
Marketing and sales	152	(1)	151	154	(2)	—	152
Resort management and other services	93	—	93	91	—	—	91
Financing	13	—	13	13	—	—	13
Rental	100	—	100	94	—	—	94
Other	5	—	5	4	—	—	4
General and administrative	47	(8)	39	38	—	—	38
Interest	27	—	27	22	—	6	28
Royalty fee	27	—	27	—	—	29	29
Cost reimbursements	165	—	165	158	—	—	158

Total expenses	728	(9)	719	690	(3)	35	722

Impairment reversals on equity investment	2	(2)	—	—	—	—	—

Income before income taxes	29	7	36	61	3	(35)	29
Provision for income taxes	(12)	(3)	(15)	(26)	(1)	12	(15)

Net income	$17	$4	$21	$35	$2	$(23)	$14

Earnings per share - Basic	$0.50		$0.63

Earnings per share - Diluted	$0.48		$0.60

Basic Shares	34.2		34.2
Diluted Shares	35.9		35.9

	As Reported 24 Weeks Ended June 15, 2012			As Reported 24 Weeks Ended June 17, 2011	Cancellation Allowance		Gross Contract Sales 24 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$322			$300	$—		$300
Residential products	—			2	—		2

Subtotal	322			302	—		302
Cancellation reversal	—			1	(1)		—

Total company-owned contract sales	322			303	(1)		302

Joint Venture
Vacation ownership	—			6	—		6

Total joint venture contract sales	—			6	—		6

Total contract sales	$322			$309	$(1)		$308

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA SEGMENT

12 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 12 Weeks Ended June 15, 2012	Other Charges	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$122	$—	$122	$117	$—	$—	$117
Resort management and other services	47		47	43			43
Financing	32		32	36			36
Rental	47		47	38			38
Other	8		8	8			8
Cost reimbursements	59		59	57			57

Total revenues	315	—	315	299	—	—	299

Expenses
Cost of vacation ownership products	44	—	44	46			46
Marketing and sales	59	—	59	58	(1)		57
Resort management and other services	35		35	33			33
Rental	42		42	35			35
Other	3		3	3			3
General and administrative	—	—	—	—			—
Royalty fee	2		2	—		2	2
Cost reimbursements	59		59	57			57

Total expenses	244	—	244	232	(1)	2	233

Segment financial results	$71	$—	$71	$67	$1	$(2)	$66

	As Reported 12 Weeks Ended June 15, 2012			As Reported 12 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$141			$127
Residential products	—			1

Total company-owned contract sales	$141			$128

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA SEGMENT

24 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 24 Weeks Ended June 15, 2012	Other Charges	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 24 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$233	$—	$233	$229	$—	$—	$229
Resort management and other services	89	—	89	82	—	—	82
Financing	65	—	65	73	—	—	73
Rental	98	—	98	82	—	—	82
Other	14	—	14	14	—	—	14
Cost reimbursements	124	—	124	118	—	—	118

Total revenues	623	—	623	598	—	—	598

Expenses
Cost of vacation ownership products	84	—	84	89	—	—	89
Marketing and sales	117	—	117	113	(1)	—	112
Resort management and other services	67	—	67	66	—	—	66
Rental	79	—	79	70	—	—	70
Other	5	—	5	6	—	—	6
General and administrative	1	—	1	1	—	—	1
Royalty fee	3	—	3	—	—	4	4
Cost reimbursements	124	—	124	118	—	—	118

Total expenses	480	—	480	463	(1)	4	466

Segment financial results	$143	$—	$143	$135	$1	$(4)	$132

	As Reported 24 Weeks Ended June 15, 2012			As Reported 24 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$271			$237
Residential products	—			1

Total company-owned contract sales	$271			$238

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

LUXURY SEGMENT

12 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 12 Weeks Ended June 15, 2012	Other Charges	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$1	$—	$1	$8	$—	$—	$8
Resort management and other services	6		6	5			5
Financing	1		1	1			1
Rental	1		1	1			1
Other	—		—	1			1
Cost reimbursements	9		9	10			10

Total revenues	18	—	18	26	—	—	26

Expenses
Cost of vacation ownership products	—		—	4			4
Marketing and sales	2	(1)	1	3			3
Resort management and other services	7		7	7			7
Rental	4		4	5			5
General and administrative	—		—	—			—
Cost reimbursements	9		9	10			10

Total expenses	22	(1)	21	29	—	—	29

Impairment reversals on equity investment	2	(2)	—	—			—

Segment financial results	$(2)	$(1)	$(3)	$(3)	$—	$—	$(3)

	As Reported 12 Weeks Ended June 15, 2012			As Reported 12 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$2			$3
Residential products	—			1

Total company-owned contract sales	2			4

Joint Venture
Vacation ownership	—			2

Total joint venture contract sales	—			2

Total contract sales	$2			$6

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

LUXURY SEGMENT

24 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 24 Weeks Ended June 15, 2012	Other Charges	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 24 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$4	$—	$4	$14	$—	$—	$14
Resort management and other services	13	—	13	12	—	—	12
Financing	2	—	2	3	—	—	3
Rental	2	—	2	2	—	—	2
Other	—	—	—	1	—	—	1
Cost reimbursements	23	—	23	23	—	—	23

Total revenues	44	—	44	55	—	—	55

Expenses
Cost of vacation ownership products	1	—	1	8	(1)	—	7
Marketing and sales	4	(1)	3	6	(1)	—	5
Resort management and other services	14	—	14	14	—	—	14
Rental	9	—	9	11	—	—	11
General and administrative	1	—	1	2	—	—	2
Cost reimbursements	23	—	23	23	—	—	23

Total expenses	52	(1)	51	64	(2)	—	62

Impairment reversals on equity investment	2	(2)	—	—	—	—	—

Segment financial results	$(6)	$(1)	$(7)	$(9)	$2	$—	$(7)

	As Reported 24 Weeks Ended June 15, 2012			As Reported 24 Weeks Ended June 17, 2011	Cancellation Allowance		Gross Contract Sales 24 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$6			$9	$—		$9
Residential products	—			1	—		1

Subtotal	6			10	—		10
Cancellation reversal	—			1	(1)		—

Total company-owned contract sales	6			11	(1)		10

Joint Venture
Vacation ownership	—			6	—		6

Total joint venture contract sales	—			6	—		6

Total contract sales	$6			$17	$(1)		$16

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

EUROPE SEGMENT

12 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 12 Weeks Ended June 15, 2012	Other Charges	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$8	$—	$8	$12	$—	$—	$12
Resort management and other services	8		8	8			8
Financing	1		1	1			1
Rental	5		5	5			5
Cost reimbursements	7		7	7			7

Total revenues	29	—	29	33	—	—	33

Expenses
Cost of vacation ownership products	3		3	4			4
Marketing and sales	7		7	8			8
Resort management and other services	7		7	6			6
Rental	5		5	4			4
General and administrative	—		—	1			1
Cost reimbursements	7		7	7			7

Total expenses	29	—	29	30	—	—	30

Segment financial results	$—	$—	$—	$3	$—	$—	$3

	As Reported 12 Weeks Ended June 15, 2012			As Reported 12 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$10			$13

Total company-owned contract sales	$10			$13

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

EUROPE SEGMENT

24 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 24 Weeks Ended June 15, 2012	Other Charges	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 24 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$16	$—	$16	$22	$—	$—	$22
Resort management and other services	12	—	12	13	—	—	13
Financing	2	—	2	2	—	—	2
Rental	7	—	7	7	—	—	7
Cost reimbursements	12	—	12	12	—	—	12

Total revenues	49	—	49	56	—	—	56

Expenses
Cost of vacation ownership products	5	—	5	7	—	—	7
Marketing and sales	13	—	13	14	—	—	14
Resort management and other services	11	—	11	10	—	—	10
Rental	8	—	8	8	—	—	8
General and administrative	—	—	—	1	—	—	1
Cost reimbursements	12	—	12	12	—	—	12

Total expenses	49	—	49	52	—	—	52

Segment financial results	$—	$—	$—	$4	$—	$—	$4

	As Reported 24 Weeks Ended June 15, 2012			As Reported 24 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$17			$23

Total company-owned contract sales	$17			$23

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

ASIA PACIFIC SEGMENT

12 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 12 Weeks Ended June 15, 2012	Other Charges	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$14	$—	$14	$15	$—	$—	$15
Resort management and other services	1		1	1			1
Financing	1		1	1			1
Rental	1		1	2			2
Cost reimbursements	4		4	3			3

Total revenues	21	—	21	22	—	—	22

Expenses
Cost of vacation ownership products	3		3	6			6
Marketing and sales	10		10	12			12
Resort management and other services	—		—	1			1
Rental	1		1	3			3
General and administrative	1		1	—			—
Royalty fee	1		1	—		1	1
Cost reimbursements	4		4	3			3

Total expenses	20	—	20	25	—	1	26

Segment financial results	$1	$—	$1	$(3)	$—	$(1)	$(4)

	As Reported			As Reported
	12 Weeks Ended			12 Weeks Ended
	June 15, 2012			June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$15			$16

Total company-owned contract sales	$15			$16

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

ASIA PACIFIC SEGMENT

24 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 24 Weeks Ended June 15, 2012	Other Charges	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 24 Weeks Ended June 17, 2011**
Revenues
Sale of vacation ownership products	$26	$—	$26	$30	$—	$—	$30
Resort management and other services	2	—	2	1	—	—	1
Financing	2	—	2	2	—	—	2
Rental	3	—	3	4	—	—	4
Cost reimbursements	6	—	6	5	—	—	5

Total revenues	39	—	39	42	—	—	42

Expenses
Cost of vacation ownership products	6	—	6	10	—	—	10
Marketing and sales	18	—	18	21	—	—	21
Resort management and other services	1	—	1	1	—	—	1
Rental	4	—	4	5	—	—	5
General and administrative	1	—	1	—	—	—	—
Royalty fee	1	—	1	—	—	1	1
Cost reimbursements	6	—	6	5	—	—	5

Total expenses	37	—	37	42	—	1	43

Segment financial results	$2	$—	$2	$—	$—	$(1)	$(1)

	As Reported 24 Weeks Ended June 15, 2012			As Reported 24 Weeks Ended June 17, 2011
Contract Sales
Company-Owned
Vacation ownership	$28			$31

Total company-owned contract sales	$28			$31

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CORPORATE AND OTHER

12 Weeks and 24 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 12 Weeks Ended June 15, 2012	Other Charges	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 12 Weeks Ended June 17, 2011**
Expenses
Cost of vacation ownership products	$1	$—	$1	$1	$—	$—	$1
Financing	7		7	7			7
Other	—		—	—			—
General and administrative	25	(6)	19	18			18
Interest	14		14	10		3	13
Royalty fee	11		11	—		12	12

Total expenses	58	(6)	52	36	—	15	51

Financial results	$(58)	$6	$(52)	$(36)	$—	$(15)	$(51)

	As Reported 24 Weeks Ended June 15, 2012	Other Charges	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	As Adjusted Pro-Forma 24 Weeks Ended June 17, 2011**
Expenses
Cost of vacation ownership products	$3	$—	$3	$2	$—	$—	$2
Financing	13	—	13	13	—	—	13
Other	—	—	—	(2)	—	—	(2)
General and administrative	44	(8)	36	34	—	—	34
Interest	27	—	27	22	—	6	28
Royalty fee	23	—	23	—	—	24	24

Total expenses	110	(8)	102	69	—	30	99

Financial results	$(110)	$8	$(102)	$(69)	$—	$(30)	$(99)

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE: Corporate and Other captures information not specifically identifiable to an individual segment including expenses in support of our financing operations, non-capitalizable development expenses supporting overall company development, company-wide general and administrative costs, interest expense and the fixed royalty fee payable under the license agreements with Marriott International, Inc.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED GROSS COMPANY-OWNED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

($ in millions)

	12 Weeks Ended
	June 15, 2012	June 17, 2011
Gross company-owned contract sales[1]
Vacation ownership	$168	$159
Residential products	—	2

Total company-owned contract sales	168	161

Revenue recognition adjustments:
Reportability [2]	(5)	2
Sales Reserve[3]	(14)	(7)
Other[4]	(4)	(4)

Sale of vacation ownership products	$145	$152

[1]	Gross company-owned contract sales excludes sales generated under a marketing sales arrangement with a joint venture and cancellation (allowances) reversals.
[2]	Adjustment for lack of required downpayment, contract sales in rescission period, or percentage completion accounting on company-owned contract sales.
[3]	Represents additional reserve for current year vacation ownership product sales.
[4]	Adjustment for First Day Benefits that will not be recognized as Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

CONSOLIDATED ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)

($ in millions)

	As Reported 12 Weeks Ended June 15, 2012	Other Charges	Revenue Recognition Reportability Adjustment	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Revenue Recognition Reportability Adjustment	As Adjusted 12 Weeks Ended June 17, 2011**
Sale of vacation ownership products	$145	$—	$5	$150	$152	$—	$(2)	$150
Less:
Cost of vacation ownership products	51	—	2	53	61	—	(1)	60
Marketing and sales	78	(1)	—	77	81	(1)	—	80

Development margin	$16	$1	$3	$20	$10	$1	$(1)	$10

Development margin percentage[1]	11.2%			12.8%	5.9%			5.9%

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin percentage represents Development margin divided by Sale of vacation ownership products. Development margin percentage is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED GROSS COMPANY-OWNED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

($ in millions)

	24 Weeks Ended
	June 15, 2012	June 17, 2011
Gross company-owned contract sales[1]
Vacation ownership	$322	$300
Residential products	—	2

Total company-owned contract sales	322	302

Revenue recognition adjustments:
Reportability [2]	(14)	13
Sales Reserve[3]	(23)	(14)
Other[4]	(6)	(6)

Sale of vacation ownership products	$279	$295

[1]	Gross company-owned contract sales excludes sales generated under a marketing sales arrangement with a joint venture and cancellation (allowances) reversals.
[2]	Adjustment for lack of required downpayment, contract sales in rescission period, or percentage completion accounting on company-owned contract sales.
[3]	Represents additional reserve for current year vacation ownership product sales.
[4]	Adjustment for First Day Benefits that will not be recognized as Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

CONSOLIDATED ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)

($ in millions)

	As Reported 24 Weeks Ended June 15, 2012	Other Charges	Revenue Recognition Reportability Adjustment	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Revenue Recognition Reportability Adjustment	As Adjusted 24 Weeks Ended June 17, 2011**
Sale of vacation ownership products	$279	$—	$14	$293	$295	$—	$(13)	$282
Less:
Cost of vacation ownership products	99	—	5	104	116	(1)	(5)	110
Marketing and sales	152	(1)	1	152	154	(2)	(1)	151

Development margin	$28	$1	$8	$37	$25	$3	$(7)	$21

Development margin percentage[1]	10.2%			12.5%	8.4%			7.4%

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin percentage represents Development margin divided by Sale of vacation ownership products. Development margin percentage is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA GROSS COMPANY-OWNED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

($ in millions)

	12 Weeks Ended
	June 15, 2012	June 17, 2011
Gross company-owned contract sales
Vacation ownership	$141	$127
Residential products	—	1

Total company-owned contract sales	141	128

Revenue recognition adjustments:
Reportability [1]	(6)	3
Sales Reserve [2]	(9)	(10)
Other [3]	(4)	(4)

Sale of vacation ownership products	$122	$117

[1]	Adjustment for lack of required downpayment, contract sales in rescission period, or percentage completion accounting on company-owned contract sales.
[2]	Represents additional reserve for current year vacation ownership product sales.
[3]	Adjustment for First Day Benefits that will not be recognized as Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

NORTH AMERICA ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)

($ in millions)

	As Reported 12 Weeks Ended June 15, 2012	Revenue Recognition Reportability Adjustment	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Revenue Recognition Reportability Adjustment	As Adjusted 12 Weeks Ended June 17, 2011**
Sale of vacation ownership products	$122	$6	$128	$117	$—	$(3)	$114
Less:
Cost of vacation ownership products	44	2	46	46	—	(1)	45
Marketing and sales	59	1	60	58	(1)	—	57

Development margin	$19	$3	$22	$13	$1	$(2)	$12

Development margin percentage[1]	15.4%		17.3%	9.4%			9.1%

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin percentage represents Development margin divided by Sale of vacation ownership products. Development margin percentage is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA GROSS COMPANY-OWNED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

($ in millions)

	24 Weeks Ended
	June 15, 2012	June 17, 2011
Gross company-owned contract sales
Vacation ownership	$271	$237
Residential products	—	1

Total company-owned contract sales	271	238

Revenue recognition adjustments:
Reportability [1]	(15)	12
Sales Reserve [2]	(17)	(15)
Other [3]	(6)	(6)

Sale of vacation ownership products	$233	$229

[1]	Adjustment for lack of required downpayment, contract sales in rescission period, or percentage completion accounting on company-owned contract sales.
[2]	Represents additional reserve for current year vacation ownership product sales.
[3]	Adjustment for First Day Benefits that will not be recognized as Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

NORTH AMERICA ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)

($ in millions)

	As Reported 24 Weeks Ended June 15, 2012	Revenue Recognition Reportability Adjustment	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Revenue Recognition Reportability Adjustment	As Adjusted 24 Weeks Ended June 17, 2011**
Sale of vacation ownership products	$233	$15	$248	$229	$—	$(12)	$217
Less:
Cost of vacation ownership products	84	5	89	89	—	(5)	84
Marketing and sales	117	1	118	113	(1)	(1)	111

Development margin	$32	$9	$41	$27	$1	$(6)	$22

Development margin percentage[1]	13.7%		16.2%	11.4%			9.6%

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin percentage represents Development margin divided by Sale of vacation ownership products. Development margin percentage is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

EBITDA, ADJUSTED EBITDA AND PRO FORMA ADJUSTED EBITDA

12 Weeks and 24 Weeks Ended June 15, 2012 and June 17, 2011

($ in millions)

	As Reported 12 Weeks Ended June 15, 2012	Other Charges	As Adjusted 12 Weeks Ended June 15, 2012**	As Reported 12 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	Pro-Forma 12 Weeks Ended June 17, 2011**
Net income	$8	$3	$11	$16	$1	$(13)	$4
Interest expense	14	—	14	10	—	3	13
Tax provision	4	2	6	12	—	(5)	7
Depreciation and amortization	7	—	7	9	—	—	9

EBITDA **	33	5	38	47	1	(15)	33

Impairment charges:
Impairment reversals on equity investment	(2)	2	—	—	—	—	—

Consumer financing interest expense	(10)		(10)	(10)	—	(1)	(11)

	(12)	2	(10)	(10)	—	(1)	(11)

Adjusted EBITDA**	$21	$7	$28	$37	$1	$(16)	$22

	As Reported 24 Weeks Ended June 15, 2012	Other Charges	As Adjusted 24 Weeks Ended June 15, 2012**	As Reported 24 Weeks Ended June 17, 2011	Other Charges	Pro-Forma	Pro-Forma 24 Weeks Ended June 17, 2011**
Net income	$17	$4	$21	$35	$2	$(23)	$14
Interest expense	27	—	27	22	—	6	28
Tax provision	12	3	15	26	1	(12)	15
Depreciation and amortization	14	—	14	17	—	—	17

EBITDA **	70	7	77	100	3	(29)	74

Impairment charges:
Impairment reversals on equity investment	(2)	2	—	—	—	—	—

Consumer financing interest expense	(20)	—	(20)	(22)	—	(2)	(24)

	(22)	2	(20)	(22)	—	(2)	(24)

Adjusted EBITDA**	$48	$9	$57	$78	$3	$(31)	$50

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

2012 EBITDA and ADJUSTED EBITDA OUTLOOK

($ in millions)

	Fiscal Year 2012 (low)	Fiscal Year 2012 (high)
Adjusted net income	$37	$43
Interest expense	60	59
Tax provision	30	34
Depreciation and amortization	31	31

EBITDA, as adjusted**	$158	$167
Consumer financing interest expense	(43)	(42)

Adjusted EBITDA, as adjusted**	$115	$125

Adjusted earnings per share - Diluted	$1.03	$1.17
Diluted shares	36.3	36.3

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

2012 ADJUSTED FREE CASH FLOW OUTLOOK

($ in millions)

	Fiscal Year 2012 (low)	Fiscal Year 2012 (high)
Adjusted net income	$37	$43
Adjustments to reconcile Adjusted net income to net cash provided by operating activities	168	180

Net cash provided by operating activities	205	223
Less: Capital expenditures for property and equipment	(20)	(23)

Free Cash Flow**	185	200
Issuance of debt related to securitizations [1]	345	350
Repayment of debt related to securitizations [1]	(400)	(405)

Net Securitization Activity	(55)	(55)

Adjusted Free Cash Flow**	$130	$145

**	Denotes non-GAAP financial measures. Please see pages A-18 and A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Assumes drawdown from the warehouse facility throughout the year.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed or authorized by United States generally accepted accounting principles (“GAAP”). We discuss management’s reasons for reporting these non-GAAP financial measures below, and the press release schedules reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we refer to (identified by a double asterisk (“**”) on the preceding pages). Although management evaluates and presents these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others.

Adjusted Net Income and Adjusted Pro Forma Net Income. Management evaluates non-GAAP financial measures that exclude charges, which we refer to as “other charges,” incurred in the 12 weeks and 24 weeks ended June 15, 2012 and June 17, 2011 and include pro forma adjustments for the 12 weeks and 24 weeks ended June 17, 2011 to reflect results as if the company were a standalone public company in such period, because those non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of material charges. These non-GAAP financial measures also facilitate management’s comparison of results from our on-going operations before material charges with results from other vacation ownership companies.

Other Charges - 12 weeks and 24 weeks ended June 15, 2012. In our 12 weeks ended June 15, 2012 Statements of Operations we recorded $5 million of pre-tax charges comprised of $5 million of organizational and separation related costs ($4 million under the “General and administrative” caption and $1 million under the “Marketing and sales” caption) and $2 million for claims asserted related to a Luxury segment project under the “General and administrative” caption, partially offset by the reversal of $2 million related to our previously recorded impairment of an equity investment in a Luxury segment vacation ownership joint venture project, because the actual costs incurred to suspend the marketing and sales operations were lower than previously estimated, under the “Impairment reversals on equity investment” caption. In our 24 weeks ended June 15, 2012 Statements of Operations we recorded $7 million of pre-tax charges comprised of $7 million of organizational and separation related costs ($6 million under the “General and administrative” caption and $1 million under the “Marketing and sales” caption) and $2 million for claims asserted related to a Luxury segment project under the “General and administrative” caption, partially offset by the reversal of $2 million related to our previously recorded impairment of an equity investment in a Luxury segment vacation ownership joint venture project, because the actual costs incurred to suspend the marketing and sales operations were lower than previously estimated, under the “Impairment reversals on equity investment” caption.

Other Charges - 12 weeks and 24 weeks ended June 17, 2011. In our 12 weeks ended June 17, 2011 Statements of Operations we recorded $1 million of pre-tax charges for severance costs under the “Marketing and sales” caption. In our 24 weeks ended June 17, 2011 Statements of Operations we recorded $3 million of pre-tax charges comprised of $2 million of severance costs under the “Marketing and sales” caption and $1 million of legal related charges under the “Cost of vacation ownership products” caption.

Pro Forma Adjustments - 12 weeks and 24 weeks ended June 17, 2011. In our 12 weeks ended June 17, 2011 Statements of Operations we included $18 million of pre-tax pro forma adjustments comprised of $15 million of royalty fees, $2 million of interest expense and $1 million of dividends on preferred stock. In our 24 weeks ended June 17, 2011 Statements of Operations we included $35 million of pre-tax pro forma adjustments comprised of $29 million of royalty fees, $4 million of interest expense and $2 million of dividends on preferred stock.

Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses). Management also evaluates Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) as an indicator of operating performance. Our Adjusted Development Margin adjusts Sale of vacation ownership products revenues for the impact of revenue reportability, includes corresponding adjustments to both the Cost of vacation ownership products expense and the Marketing and sales expense associated with the change in revenues from the Sale of vacation ownership products, and includes adjustments for other charges itemized in our Adjusted Net Income and Adjusted Pro Forma Net Income non-GAAP financial measures explanation above. We evaluate Adjusted Development Margin because it allows for period-over-period comparisons of our ongoing core operations before the impact of revenue reportability and other charges on our Development margin.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). EBITDA, a financial measure which is not prescribed or authorized by GAAP, reflects earnings excluding the impact of interest expense, provision for income taxes, depreciation and amortization. We consider EBITDA to be an indicator of operating performance, and we use it to measure our ability to service debt, fund capital expenditures and expand our business. We also use EBITDA, as do analysts, lenders, investors and others, because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES (cont.)

Adjusted EBITDA. We also evaluate Adjusted EBITDA as an indicator of performance. Our Adjusted EBITDA includes the impact of interest expense associated with the debt from the Warehouse Credit Facility and from the securitization of our notes receivable in the term asset-backed securities (“ABS”) market, which together we refer to as consumer financing interest expense. We deduct consumer financing interest expense in determining Adjusted EBITDA since the debt is secured by notes receivable that have been sold to bankruptcy remote special purpose entities and is generally non-recourse to us or to our business. We evaluate Adjusted EBITDA, which adjusts for this item, to allow for period-over-period comparisons of our ongoing core operations. Adjusted EBITDA is also useful in measuring our ability to service our non-securitized debt. EBITDA and Adjusted EBITDA facilitate our comparison of results from our ongoing operations with results from other vacation ownership companies.

Adjusted EBITDA as adjusted and Adjusted Pro Forma EBITDA as adjusted. Management also evaluates Adjusted EBITDA as adjusted and Adjusted Pro Forma EBITDA as adjusted, which reflect adjustments for other charges incurred in the 12 weeks and 24 weeks ended June 15, 2012 and June 17, 2011 and include pro forma adjustments for the 12 weeks and 24 weeks ended June 17, 2011, as itemized in our Adjusted Net Income and Adjusted Pro Forma Net Income non-GAAP financial measures explanation on page A-18. We evaluate Adjusted EBITDA as adjusted and Adjusted Pro Forma EBITDA as adjusted as indicators of operating performance because they allow for period-over-period comparisons of our ongoing core operations before the impact of material charges and reflect results as if we were a stand alone public company in each period.

Free Cash Flow. Management also evaluates Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment. Management considers Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including making acquisitions and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparison of the Company’s results to its competitors’ results.

Adjusted Free Cash Flow. Management also evaluates Adjusted Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment as well as the net activity related to our securitizations and our warehouse facility. Management considers Adjusted Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including making acquisitions and strengthening the balance sheet. Analysis of Adjusted Free Cash Flow also facilitates management’s comparison of the Company’s results to its competitors’ results.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

INTERIM CONSOLIDATED BALANCE SHEETS

(In millions, except per share amounts)

	(Unaudited)
	June 15,	December 30,
	2012	2011
ASSETS
Cash and cash equivalents	$83	$110
Restricted cash (including $50 and $42 from VIEs, respectively)	72	81
Accounts and contracts receivable (including $5 and $0 from VIEs, respectively)	101	105
Notes receivable (including $772 and $910 from VIEs, respectively)	1,076	1,149
Inventory	907	959
Property and equipment	275	285
Other (including $0 and $6 from VIEs, respectively)	133	157

Total Assets	$2,647	$2,846

LIABILITIES AND EQUITY
Accounts payable	$81	$145
Advance deposits	44	46
Accrued liabilities (including $3 and $0 from VIEs, respectively)	127	121
Deferred revenue	35	29
Payroll and benefits liability	59	55
Liability for Marriott Rewards loyalty program	194	225
Deferred compensation liability	45	47
Mandatorily redeemable preferred stock of consolidated subsidiary	40	40
Debt (including $711 and $847 from VIEs, respectively)	714	850
Other (including $0 and $2 from VIEs, respectively)	93	76
Deferred taxes	61	78

Total Liabilities	1,493	1,712

Preferred stock - $.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock - $.01 par value; 100,000,000 shares authorized; 34,334,887 and 33,845,700 shares issued and outstanding, respectively	—	—
Additional paid-in capital	1,122	1,117
Accumulated other comprehensive income	17	19
Retained earnings (deficit)	15	(2)

Total Equity	1,154	1,134

Total Liabilities and Equity	$2,647	$2,846

The abbreviation VIEs above means Variable Interest Entities.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	24 weeks ended
	June 15,	June 17,
	2012	2011
OPERATING ACTIVITIES
Net income	$17	$35
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14	16
Amortization of debt issuance costs	3	2
Provision for loan losses	23	14
Share-based compensation	6	4
Deferred income taxes	(17)	17
Impairment reversals on equity investment	(2)	—
Net change in assets and liabilities:
Accounts and contracts receivable	4	1
Notes receivable originations	(99)	(103)
Notes receivable collections	148	152
Inventory	51	60
Other assets	21	(2)
Accounts payable, advance deposits and accrued liabilities	(56)	1
Liability for Marriott Rewards loyalty program	(31)	(22)
Deferred revenue	5	(15)
Payroll and benefit liabilities	4	(10)
Deferred compensation liability	(2)	—
Other liabilities	17	10

Net cash provided by operating activities	106	160

INVESTING ACTIVITIES
Capital expenditures for property and equipment (excluding inventory)	(7)	(8)
Proceeds from sale of property and equipment	3	1
Decrease (increase) in restricted cash	9	(10)

Net cash provided by (used in) investing activities	5	(17)

FINANCING ACTIVITIES
Repayment of debt related to securitizations	(136)	(122)
Borrowings on Revolving Corporate Credit Facility	15	—
Repayment of Revolving Corporate Credit Facility	(15)	—
Repayment of third party debt	—	(2)
Proceeds from stock option exercises	3	—
Payment of withholding taxes on vesting of restricted stock units	(3)	—
Net distribution to Marriott International	—	(20)

Net cash used in financing activities	(136)	(144)

Effect of changes in exchange rates on cash and cash equivalents	(2)	—
DECREASE IN CASH AND EQUIVALENTS	(27)	(1)
CASH AND CASH EQUIVALENTS, beginning of period	110	26

CASH AND CASH EQUIVALENTS, end of period	$83	$25